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                             Janus Investment Fund
                         INTECH Risk-Managed Stock Fund

                       Supplement dated December 31, 2007
         to the Currently Effective Statement of Additional Information

Effective January 1, 2008, the subadvisory fee rate paid by Janus Capital Management LLC ("Janus Capital"), investment adviser to INTECH Risk-Managed Stock Fund (the "Fund"), to Enhanced Investment Technologies, LLC ("INTECH"), the Fund's subadviser, will change from an annual rate of 0.26% of the Fund's annual average daily net assets (plus or minus half of any performance fee adjustment), to a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (including any performance fee adjustment). The Fund currently pays Janus Capital a monthly base fee of 0.50% of the Fund's average daily closing net asset value, adjusted up or down by a performance fee. The change means that, effective January 1, 2008, the subadvisory fee rate paid by Janus Capital to INTECH will be 0.25%, adjusted up or down by half of any performance fee adjustment.

This fee rate change does not affect the investment advisory fee rate paid by the Fund to Janus Capital. Janus Capital, and not the Fund, pays INTECH for its subadvisory services provided to the Fund.

The following replaces, in their entirety, the second through fourth paragraphs under the APPLIES TO INTECH RISK-MANAGED STOCK FUND section beginning on page 66 under the PERFORMANCE-BASED SUB-ADVISORY FEE section of the Statement of Additional Information:

    On December 29, 2005, shareholders of INTECH Risk-Managed Stock Fund approved an amended subadvisory agreement between Janus Capital, on behalf of the Fund, and INTECH that introduced a performance incentive subadvisory fee structure. The subadvisory fee rate payable by Janus Capital to INTECH changed from a fixed rate to a rate that adjusts up or down based upon the performance of the Fund relative to its benchmark index, the S&P 500(R) Index. Effective January 1, 2008, the subadvisory fee rate paid under the Amended Sub-Advisory Agreement has been restructured so that the fee rate paid by Janus Capital to INTECH is equal to 50% of the advisory fee payable to Janus Capital by the Fund (net of any performance fee adjustment, reimbursement of expenses incurred or fees waived by Janus Capital).

                Please retain this Supplement with your records.